UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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ASSOCIATED BANC-CORP
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on April 23, 2013, for Associated Banc-Corp

You are receiving this communication because you hold shares in the above named company. This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxydocs.com/asbc or easily request a paper copy free of charge (see reverse side).

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 9, 2013.

For a Convenient Way to VIEW Proxy Materials — and — VOTE Online go to: www.proxydocs.com/asbc

Proxy Materials Available to View or Receive:

1. Proxy Statement     2. Annual Report     3. Form 10-K

Printed materials may be requested by one of the following methods:

INTERNET: www.investorelections.com/asbc	TELEPHONE: (866) 648-8133	* E-MAIL: paper@investorelections.com
You must use the 12 digit control number in the shaded gray box below and follow the instructions on the website.

*   If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located on the reverse side) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

Associated Banc-Corp Notice of Annual Meeting

Date:	April 23, 2013
Time:	11:00 A.M. (Central Time)
Place:	Fort Howard Theater – Bemis Center, St. Norbert College, 100 Grant Street, De Pere, Wisconsin

You are cordially invited to attend the Annual Meeting of Shareholders of Associated Banc-Corp scheduled for 11:00 a.m. (CDT) on Tuesday, April 23, 2013, at the Fort Howard Theater – Bemis Center, St. Norbert College, 100 Grant Street, De Pere, Wisconsin. Associated’s Wealth Management professionals will present an economic/investment update beginning at 10:00 a.m.

1.	The election of 11 Directors:

Nominees	01	John F. Bergstrom	04	Ronald R. Harder	07	Eileen A. Kamerick	10	Karen T. van Lith
	02	Ruth M. Crowley	05	William R. Hutchinson	08	Richard T. Lommen	11	John (Jay) B. Williams
	03	Philip B. Flynn	06	Robert A. Jeffe	09	J. Douglas Quick

2.	The approval of the Associated Banc-Corp 2013 Incentive Compensation Plan.
3.	Advisory approval of Associated Banc-Corp’s named executive officer compensation.
4.	The ratification of the selection of KPMG LLP as the independent registered public accounting firm for Associated Banc-Corp for the year ending December 31, 2013.
5.	To consider and vote upon any other matters which may properly come before the meeting or any adjournment thereof.

Should you desire directions to the Annual Meeting, please call 1-920-491-7059